Brookstone Value Stock ETF

BAMV

a Series of Northern Lights Fund Trust IV

SUMMARY PROSPECTUS

September 28, 2026

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  The Fund’s Prospectus and Statement of Additional Information, both dated September 28, 2026, are incorporated by reference into this Summary Prospectus.  You can obtain these documents and other information about the Fund online at www.brookstoneam.com.  You can also obtain these documents at no cost by calling 1-888-562-8880 or by sending an email request to investments@brookstonecm.com.  Shares of the Fund are listed and traded on Cboe BZX Exchange, Inc. (the “Exchange”).

Investment Objective: The Brookstone Value Stock ETF (the “Fund”) seeks to provide capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.21%
Total Annual Fund Operating Expenses	0.86%

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$88	$274	$477	$1,061

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended May 31, 2026, the Fund’s portfolio turnover rate was 94% of the average value of its portfolio.

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Principal Investment Strategies: The Fund is an actively managed exchange traded fund (“ETF”) that invests in companies that the adviser believes offer strong value based on the adviser’s research. Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in publicly traded U.S. equity stocks (including ADRs). The adviser screens stocks of small-cap, mid-cap companies or large-cap companies with a minimum market capitalization of $1 billion and uses both external and internal research to evaluate potential stocks for portfolio inclusion. The adviser considers company reputation, company growth and valuation estimates, relevance to investors, and third-party financial ratings of potential investments. The Fund’s portfolio is comprised of a basket of stocks that reflect a mix of high-quality value-oriented stocks that are reasonably priced. Certain sectors do have more value-oriented stocks, so the Fund may have greater exposure to certain sectors than others. The adviser monitors the Fund’s portfolio for changes and may sell positions if they are no longer reasonably priced or due to adverse stock performance.

Principal Investment Risks: As with all funds, there is a risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value (“NAV”) and performance.

The following describes the risks of investing in the Fund. As with any fund, there is no guarantee that the Fund will achieve its goal.

Active Management Risk. The Fund is actively managed and does not seek to replicate the performance of a specified index. Index based ETFs have generally traded at prices which closely correspond to NAV per share. Actively managed ETFs have a limited trading history and, therefore, there can be no assurance as to whether and/or the extent to which shares will trade at premiums or discounts to NAV. The adviser may be incorrect in its assessment of the intrinsic value of the securities the Fund holds which may result in a decline in the value of shares and failure to achieve its investment objective.

ADRs Risk. ADRs, which are typically issued by a bank, are certificates that evidence ownership of shares of a foreign company and are alternatives to purchasing foreign securities directly in their national markets and currencies. ADRs are subject to many of the same risks as direct investment in foreign companies and may involve risks that are not found in investments in U.S. companies.

Equity Securities Risk. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The equity securities held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting securities markets generally, the equity securities of a particular sector, or a particular company.

ETF Structure Risk. The Fund is structured as an ETF and as a result the Fund is subject to special risks, including:

•	Not Individually Redeemable. The Fund’s shares (“Shares”) are not individually redeemable to retail investors and may be redeemed by the Fund only to authorized participants at NAV in large blocks known as “Creation Units.” An authorized participant may incur brokerage costs purchasing enough Shares to constitute a Creation Unit.
•	Trading Issues. An active trading market for the Shares may not be developed or maintained. Trading in shares on the Cboe BZX Exchange, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility.
•	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by Exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.
o	The market price for Shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Shares than the Fund’s NAV, which is reflected in the bid and ask price for Shares or in the closing price.

Fluctuation of NAV Risk. The NAV of Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for Shares on the Exchange. The adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time.

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Market Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate-change and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events, tariffs or trade wars and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on the U.S. financial market.

Mid-Cap Market Risk. Investing in securities of mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and may have returns that vary, sometimes significantly, from the overall securities market. Mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources. Often mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Sector Exposure Risk. The Fund may focus its investments in securities of a particular sector. Economic, legislative or regulatory developments may occur that significantly affect the sector. This may cause the Fund’s NAV to fluctuate more than that of a fund that does not focus in a particular sector.

Financial Sector Risk. The operations and businesses of financial services companies are subject to extensive governmental regulation, the availability and cost of capital funds, and interest rate changes. General market downturns may affect financial services companies adversely.

Technology Sector Risk. The Fund may be more susceptible to the particular risks that affect companies in the technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete.

Value Risk. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company and other factors. Securities purchased by the Fund that do not realize their full economic value may reduce the Fund’s return.

Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s shares for each calendar year since the Fund’s inception. The performance table compares the performance of the Fund over time to the performance of a broad-based securities market index and a supplemental index. You should be aware that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.brookstoneam.com or by calling toll-free 888-562-8880.

Performance Bar Chart For Calendar Year Ended December 31

Best Quarter:	3rd Quarter 2024	8.83%
Worst Quarter:	2nd Quarter 2024	(3.49)%

The Fund’s year-to-date return as of the most recent calendar quarter, which ended June 30, 2026 was 9.07%.

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Performance Table

Average Annual Total Returns

(For periods ended December 31, 2025)

	One Year	Since Inception (9/26/23)
Return before taxes	7.69%	14.74%
Return after taxes on distributions	7.11%	13.75%
Return after taxes on distributions and sale of Fund shares	4.55%	11.04%
S&P 500® Value Index*	13.19%	17.71%
Dow Jones Industrial Average**	14.92%	19.25%
*	The S&P 500® Value Index measures constituents from the S&P 500 Index that are classified as value stocks based on three factors: the ratios of book value, earnings and sales to price. Investors may not invest in the index directly; unlike the Fund’s returns, the index does not reflect any fees or expenses.
**	The Dow Jones Industrial Average is a stock market index of 30 prominent companies listed on stock exchanges in the United States. Investors may not invest in the index directly; unlike the Fund’s returns, the index does not reflect any fees or expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser: Brookstone Asset Management, LLC.

Portfolio Manager: The Fund’s portfolio is managed by a team (the “Investment Committee”) consisting of:

Mark W. DiOrio, CFA, Chief Investment Officer

Dean Zayed, LLM, CFP, Chief Executive Officer

Darryl Ronconi, President & Chief Operating Officer

Matt Lovett, Chief Compliance Officer

Alex Bobin, CFA, Director of Portfolio Strategy

Each member of the Investment Committee has been primarily and jointly responsible for the day-to-day management of the Fund since its inception in September 2023.

Purchase and Sale of Fund Shares: Individual Shares may be purchased and sold in secondary market transactions through a broker dealer or at market price. Shares are listed for trading on the Exchange and trade at market prices rather than NAV. Shares may trade at a price that is greater than, at, or less than NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Information on the Fund’s NAV, market price, premiums and discounts and bid-ask spreads can be found on the Fund’s website at www.brookstoneam.com.

Tax Information: The Fund’s distributions are generally taxable as ordinary income or long-term capital gains. A sale of shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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